Components of Pension Expense (Detail) (Foreign Pension Plans, Defined Benefit) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 2	120	102	96
Interest cost	9	475	453	433
Expected Return on assets	(9)	(493)	(450)	(482)
Amortization of actuarial (gain)/loss	2	90	(1)	(1)
Net gratuity cost	$ 4	192	104	46